UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 9, 2005

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission File Number) of incorporation)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry into a Material Definitive Agreement.

On September 9, 2005, Cord Blood America, Inc. entered into a Securities Purchase Agreement with an unaffiliated party, Cornell Capital Partners, LP.

The agreement states that Cord Blood America, Inc. (the “Company”) shall issue and sell to the Buyer(s), and the Buyer(s) shall purchase Five Million Dollars ($5,000,000) of secured convertible debentures, which shall be convertible into shares of the Company’s common stock, par value $0.0001, of which Three Million Five Hundred Thousand Dollars ($3,500,000) has been funded as of September 9, 2005 and One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded two (2) business days prior to the date the registration statement is filed, pursuant to the Investor Registration Rights Agreement dated the date hereof, with the United States Securities and Exchange Commission for a total purchase price of Five Million Dollars ($5,000,000).

Pursuant to the terms of the agreement, we have issued to Cornell Capital Partners a warrant to purchase 7,000,000 shares of common stock at an exercise price of $0.35 per share, $7,600,000 shares of common stock at an exercise price of $0.35 per share and 8,285,000 shares of common stock at an exercise price of $0.40 per share. The Company will be registering 22,885,000 shares of common stock to cover the warrants in its registration statement to be filed with the Securities and Exchange Commission within sixty (60) days from the date of the agreement.

This Debenture is secured by a security agreement between the Obligor and the Holder, security agreements among the Holder and each of the Obligor’s subsidiary companies, a Pledge and Escrow Agreement among the Obligor, the Holder, and the Escrow Agent, and an Insider Pledge and Escrow Agreement among Matthew L. Schissler, the Obligor, the Holder, and the Escrow Agent. These agreements are attached hereto as Exhibits 10.37 through 10.51.

The Company shall make scheduled payments consisting of principal and accrued interest. The first Scheduled Payment shall be due and payable on the one (1) month anniversary of the date hereof. After the first Scheduled Payment, each subsequent Scheduled Payment shall be due and payable on each subsequent month until the Maturity Date of September 10, 2007. Each Scheduled Payment shall consist of (a) accrued and unpaid interest for the first twelve (12) months, and (b) accrued and unpaid interest and principal for months thirteen through the Maturity Date of September 7, 2007.

ITEM 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 9, 2005, Cord Blood America, Inc. entered into a Securities Purchase Agreement with an unaffiliated party, Cornell Capital Partners, LP.

The agreement states that Cord Blood America, Inc. (the “Company”) shall issue and sell to the Buyer(s), and the Buyer(s) shall purchase Five Million Dollars ($5,000,000) of secured convertible debentures, which shall be convertible into shares of the Company’s common stock, par value $0.0001, of which Three Million Five Hundred Thousand Dollars ($3,500,000) has been funded as of September 9, 2005 and One Million Five Hundred Thousand Dollars ($1,500,000) shall be funded two (2) business days prior to the date the registration statement is filed, pursuant to the Investor Registration Rights Agreement dated the date hereof, with the United States Securities and Exchange Commission for a total purchase price of Five Million Dollars ($5,000,000).

Pursuant to the terms of the agreement, we have issued to Cornell Capital Partners a warrant to purchase 7,000,000 shares of common stock at an exercise price of $0.35 per share, $7,600,000 shares of common stock at an exercise price of $0.35 per share and 8,285,000 shares of common stock at an exercise price of $0.40 per share. The Company will be registering 22,885,000 shares of common stock to cover the warrants in its registration statement to be filed with the Securities and Exchange Commission within sixty (60) days from the date of the agreement.

This Debenture is secured by a security agreement between the Obligor and the Holder, security agreements among the Holder and each of the Obligor’s subsidiary companies, a Pledge and Escrow Agreement among the Obligor, the Holder, and the Escrow Agent, and an Insider Pledge and Escrow Agreement among Matthew L. Schissler, the Obligor, the Holder, and the Escrow Agent. These agreements are attached hereto as Exhibits 10.37 through 10.51.

The Company shall make scheduled payments consisting of principal and accrued interest. The first Scheduled Payment shall be due and payable on the one (1) month anniversary of the date hereof. After the first Scheduled Payment, each subsequent Scheduled Payment shall be due and payable on each subsequent month until the Maturity Date of September 10, 2007. Each Scheduled Payment shall consist of (a) accrued and unpaid interest for the first twelve (12) months, and (b) accrued and unpaid interest and principal for months thirteen through the Maturity Date of September 7, 2007.

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

10.37	Warrant Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.38	Security Agreement between Family Marketing, Inc. and Cornell Capital Partners, LP
10.39	Security Agreement between Career Channel, Inc. and Cornell Capital Partners, LP
10.40	Security Agreement between CBA Professional Services, Inc. and Cornell Capital Partners, LP
10.41	Security Agreement between CBA Properties, Inc. and Cornell Capital Partners, LP
10.42	Security Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.43	Security Agreement between Cord Partners, Inc. and Cornell Capital Partners, LP
10.44	Pledge and Escrow Agreement between Cord Blood America, Inc., Cornell Capital Partners, LP and David Gonzalez, Esq.
10.45	Insider Pledge and Escrow Agreement between Cornell Capital Partners, LP, Cord Blood America, Inc., Matthew L. Schissler and David Gonzalez, Esq.
10.46	Investor Registration Rights Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.47	Securities Purchase Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.48	Warrant Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.49	Escrow Agreement between Cord Blood America, Inc. and David Gonzalez, Esq.
10.50	Warrant Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.51	Secured Convertible Debenture issued by Cord Blood America, Inc. to Cornell Capital Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
By:	/s/ SANDRA D. SMITH
Sandra D. Smith,
Chief Financial Officer

Date:    September 13, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit
10.37	Warrant Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.38	Security Agreement between Family Marketing, Inc. and Cornell Capital Partners, LP
10.39	Security Agreement between Career Channel, Inc. and Cornell Capital Partners, LP
10.40	Security Agreement between CBA Professional Services, Inc. and Cornell Capital Partners, LP
10.41	Security Agreement between CBA Properties, Inc. and Cornell Capital Partners, LP
10.42	Security Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.43	Security Agreement between Cord Partners, Inc. and Cornell Capital Partners, LP
10.44	Pledge and Escrow Agreement between Cord Blood America, Inc., Cornell Capital Partners, LP and David Gonzalez, Esq.
10.45	Insider Pledge and Escrow Agreement between Cornell Capital Partners, LP, Cord Blood America, Inc., Matthew L. Schissler and David Gonzalez, Esq.
10.46	Investor Registration Rights Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.47	Securities Purchase Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.48	Warrant Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.49	Escrow Agreement between Cord Blood America, Inc. and David Gonzalez, Esq.
10.50	Warrant Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
10.51	Secured Convertible Debenture issued by Cord Blood America, Inc. to Cornell Capital Partners, LP